Trade and other receivables	6 Months Ended
Jun. 30, 2024
Trade and other receivables
Trade and other receivables

16.Trade and other receivables

	June 30,	December 31,
	2024	2023
	$’000	$’000

Current
Trade receivables	312,850	233,528
Less: impairment provisions	(19,312)	(21,205)
Net trade receivables(a)	293,538	212,323
Other receivables(b)	43,468	317,452
Prepaid land rent	1,142	1,016
Other prepaid expenses	22,673	29,979
Advance payments	27,198	33,364
Withholding tax receivables	1,383	1,362
VAT receivables	10,225	12,339
	399,627	607,835
Non‑current
Accrued income and lease incentive	73,812	71,891
Other tax receivables	4,765	7,116
Payment in advance for property, plant and equipment	35,413	61,874
Contingent consideration receivable(c)	5,562	6,411
	119,552	147,292
(a)	The fair value is equal to their carrying amount.
(b)	Included in other receivables are short-term fixed deposits which are not classified as cash and cash equivalents as it exceeds the three-month maturity period. Most of these deposits were withdrawn in the current period and reclassified to cash and cash equivalents.
(c)	Receivable on the I-Systems Soluções de Infraestrutura S.A. acquisition.

Payments in advance for property, plant and equipment relate to the future supply of tower and tower equipment and fiber assets. All non-current receivables are due within twenty years from the end of the reporting period. All current trade and other receivables are due within the 12 months from the end of the reporting period. The Group does not secure any collateral for its trade receivables.